     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 8, 1997
                                                      REGISTRATION NO. 333-32355
================================================================================



                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                               ---------------

                        PRE-EFFECTIVE AMENDMENT NO. 1

                                     TO

                                  FORM S-4

                           REGISTRATION STATEMENT


                                    UNDER


                         THE SECURITIES ACT OF 1933

                               ---------------


                             F.N.B. CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ---------------



               PENNSYLVANIA                              6711                              25-1255406
     (STATE OR OTHER JURISDICTION OF         (Primary Standard Industrial               (I.R.S. Employer
      INCORPORATION OR ORGANIZATION)         Classification Code Number)              Identification No.)




               HERMITAGE SQUARE                          JOHN D. WATERS
         HERMITAGE, PENNSYLVANIA 16148                 F.N.B. CORPORATION
                (412) 981-6000                          HERMITAGE SQUARE
       (ADDRESS, INCLUDING ZIP CODE, AND         HERMITAGE, PENNSYLVANIA 16148
    TELEPHONE NUMBER, INCLUDING AREA CODE,              (412) 981-6000
 OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES) (NAME, ADDRESS, INCLUDING ZIP CODE
                                               AND TELEPHONE NUMBER, INCLUDING
                                               AREA CODE, OF AGENT FOR SERVICE)

                               ---------------

                                 COPIES TO:


            MARLON F. STARR                           RICHARD A. DENMON
    SMITH, GAMBRELL & RUSSELL, LLP            CARLTON, FIELDS, WARD, EMMANUEL,
       3343 Peachtree Road, N.E.                    SMITH & CUTLER, P.A.
              Suite 1800                              One Harbour Place
        Atlanta, Georgia 30326                 777 S. Harbour Island Boulevard
            (404) 264-2620                        Tampa, Florida 33602-5799
                                                       (813) 223-7000

                               ---------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                   PUBLIC:
      Upon the effective date of the merger of Indian Rocks State Bank with and into a wholly-owned subsidiary of the Registrant.

      If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

================================================================================

               PART II: INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

      The following exhibit is filed with this Amendment:

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT
    ----------  --------------------------------------------------------------

      2.1.1 First Amendment, dated August 8, 1997, to Agreement and Plan of Merger by and among F.N.B. Corporation ("FNB"), Southwest
                  Banks, Inc. ("Southwest") and Indian Rocks State Bank
                  ("IRSB"), dated May 10, 1997.

                                 SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HERMITAGE, COMMONWEALTH OF PENNSYLVANIA, ON AUGUST 8, 1997.

                                               F.N.B. CORPORATION

                                               By: /s/ Peter Mortensen
                                                  ------------------------------
                                                       Peter Mortensen
                                                       Chairman and President

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.


              SIGNATURE                                   TITLE                               DATE
              ---------                                   -----                               ----

         /S/ PETER MORTENSEN                CHAIRMAN, PRESIDENT AND DIRECTOR             AUGUST 8, 1997
-------------------------------------         (PRINCIPAL EXECUTIVE OFFICER)
           PETER MORTENSEN

                  *                           EXECUTIVE VICE PRESIDENT AND               AUGUST 8, 1997
-------------------------------------                   DIRECTOR
        STEPHEN J. GURGOVITS

/S/ JOHN D. WATERS                         VICE PRESIDENT AND CHIEF FINANCIAL            AUGUST 8, 1997
-------------------------------------         OFFICER (PRINCIPAL FINANCIAL
           JOHN D. WATERS                       AND ACCOUNTING OFFICER)

                                                        DIRECTOR
-------------------------------------
        W. RICHARD BLACKWOOD

                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
         WILLIAM B. CAMPBELL

                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
          CHARLES T. CRICKS

                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
        HENRY M. EKKER, ESQ.

                                                        DIRECTOR
-------------------------------------
          THOMAS C. ELLIOTT

                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
           THOMAS W. HODGE

                                                        DIRECTOR
-------------------------------------
          JAMES S. LINDSAY

                                                        DIRECTOR
-------------------------------------
            PAUL P. LYNCH


                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
           EDWARD J. MACE

                  *                                     DIRECTOR                         August 8, 1997
-------------------------------------
           ROBERT S. MOSS

                                                        DIRECTOR
-------------------------------------
          RICHARD C. MYERS

                                                        DIRECTOR
-------------------------------------
           JOHN R. PERKINS

                                                        DIRECTOR
-------------------------------------
          WILLIAM A. QUINN

                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
           GEORGE A. SEEDS

                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
         WILLIAM J. STRIMBU

                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
            GARY L. TICE

                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
          ARCHIE O. WALLACE

                                                        DIRECTOR
-------------------------------------
          JOSEPH M. WALTON

                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
           JAMES T. WELLER

                  *                                     DIRECTOR                         AUGUST 8, 1997
-------------------------------------
        ERIC J. WERNER, ESQ.

                                                        DIRECTOR
-------------------------------------
          R. BENJAMIN WILEY

                                                        DIRECTOR
-------------------------------------
           DONNA C. WINNER


*BY: /S/ JOHN D. WATERS
    ---------------------------------
         JOHN D. WATERS, AS
         ATTORNEY-IN-FACT